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                                                                      EXHIBIT 23

                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement No. 333-11249 on Form S-8 pertaining to the Paymentech Retirement Savings Plan of our report dated June 1, 1999, with respect to the financial statements and supplemental schedules of Paymentech Retirement Savings Plan, included in this Annual Report on Form 11-K for the year ended December 31, 1998.


                                              /s/ ERNST & YOUNG LLP


Dallas, Texas
June 28, 1999